UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 2012

The Spectranetics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-19711	84-0997049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9965 Federal Drive
Colorado Springs, Colorado 80921
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (719) 633-8333

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

The Audit Committee of the Board of Directors of The Spectranetics Corporation (the “Company”) annually considers and recommends to the Board of Directors the selection of an independent registered public accounting firm. After an evaluation process of several independent registered public accounting firms and as recommended by the Company’s Audit Committee, the Board of Directors approved the selection of KPMG LLP (“KPMG”) as its independent registered public accounting firm for its fiscal year ending December 31, 2012, replacing Ehrhardt Keefe Steiner & Hottman PC (“EKS&H”).  The Company dismissed EKS&H as its independent auditor effective with the completion of the Company’s audit and the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 on March 15, 2012.

In connection with the audits by EKS&H for the years ended December 31, 2010 and 2011, there were no disagreements with EKS&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused EKS&H to make reference in connection with their opinion to the subject matter of the disagreement.

The audit reports of EKS&H on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2010 and 2011 and on the effectiveness of internal control over financial reporting as of December 31, 2010 and 2011 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

For the years ended December 31, 2010 and 2011 and through March 19, 2012, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided EKS&H with a copy of the disclosure contained in this Form 8-K and requested that EKS&H furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. EKS&H’s letter, dated March 20, 2012, is filed as Exhibit 16.1 to this Form 8-K.

During the years ended December 31, 2010 and 2011 and through March 14, 2012 (the date KPMG was engaged), the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Ehrhardt Keefe Steiner & Hottman PC regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SPECTRANETICS CORPORATION
(registrant)

Date:	March 20, 2012	By:	/s/ Guy A. Childs
Guy A. Childs
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Ehrhardt Keefe Steiner & Hottman PC regarding change in certifying accountant

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